UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☐Definitive Additional Materials

☐Soliciting Materials Under § 240.14a-12

VOYA CREDIT INCOME FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒No fee required

☐Fee paid previously with preliminary materials

☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Voya Credit Income Fund

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-992-0180

March 13, 2026

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of Voya Credit Income Fund (“CIF”) scheduled for 1:00 p.m. (MST) on May 19, 2026. The Special Meeting will be held in a virtual meeting format only. You will be able to attend and participate in the Special Meeting online by visiting https://www.viewproxy.com/voyafunds/broadridgevsm/. When attending online, you will be able to listen to the Special Meeting live, submit questions and vote. You will need your unique control number, which is located in the box indicated by the arrow on the front of your Proxy Ballot. Please see the “How do I attend the virtual Special Meeting?” section of the proxy statement for more details regarding the virtual format of the Special Meeting. You will not be able to attend the Special Meeting physically. If you were a shareholder of record of CIF as of the close of business on February 23, 2026, you are entitled to vote at the Special Meeting and any adjournment or postponement of the Special Meeting.

The Special Meeting is called for the following purposes:

•Shareholders of CIF will be asked to approve a proposal to amend CIF’s fundamental investment restriction with respect to purchasing or selling real estate or commodities (the “Proposal”); and

•To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

The Board has unanimously approved the Proposal and recommends that you vote “FOR” the Proposal as described in the proxy statement.

•Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. We have enclosed a Proxy Ballot that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Special Meeting. You may also vote your shares by telephone, or over the Internet or in person (virtually). Please follow the enclosed instructions to utilize any of these voting methods. If we do not receive your vote promptly, you may be contacted by a representative of the Fund, who will remind you to vote your shares.

Formal notice of the Special Meeting appears on the following pages, followed by the proxy statement (the “Proxy Statement”). The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than May 18, 2026.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Christian G. Wilson

President

Notice of Special Meeting of Shareholders

of

Voya Credit Income Fund

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-992-0180

Scheduled for May 19, 2026 at 1:00 p.m. (MST)

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of Voya Credit Income Fund (“CIF”) is scheduled for 1:00 p.m. (MST) on May 19, 2026. The Special Meeting will be held in a virtual meeting format only. You will be able to attend and participate in the Special

Meeting online by visiting https://www.viewproxy.com/voyafunds/broadridgevsm/.

Beneficial owners must follow their broker’s instructions to obtain a legal proxy in order to participate. You will need your unique control number, which is located in the box indicated by the arrow on the front of your Proxy Ballot. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Special Meeting. To register you must obtain a legal proxy and a new unique control number through your bank/broker in order to register to attend the Special Meeting. See the “How do I attend the virtual Special Meeting?” section of the enclosed proxy statement (the “Proxy Statement”) for more details regarding the logistics of the Special Meeting, including the ability to submit questions, and technical details and support related to accessing the virtual platform for the Special Meeting. You will not be able to attend the Special Meeting physically.

The Special Meeting is called for the following purposes:

1.To approve changes to CIF’s Fundamental Investment Restriction with respect to purchasing or selling real estate or commodities (the “Proposal”); and

2.To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the Proposal to be placed before the Special Meeting.

The Board recommends that you vote “FOR” the Proposal.

Shareholders of record as of the close of business on February 23, 2026, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement.

Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than May 18, 2026, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to CIF or by voting in person (virtually) at the Special Meeting.

By Order of the Board

Joanne F. Osberg

Secretary

March 13, 2026

PROXY STATEMENT

March 13, 2026

Voya Credit Income Fund

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-992-0180

Special Meeting of Shareholders

Scheduled for May 19, 2026 at 1:00 p.m. (MST)

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on May 19, 2026

This Proxy Statement and Notice of Special Meeting of Shareholders are

available at: www.proxyvote.com/voya

TABLE OF CONTENTS
Introduction	1
What is happening?	1
Why did you send me this booklet?	1
Who is eligible to vote?	1
How do I vote?	2
What does the Board recommend?	2
How do I attend the virtual Special Meeting?	2
How can I obtain more information about the Fund?	4
Who are the key service providers to the Fund?	4
The Proposal - Approval of Amendment to Fundamental	6
Investment Restriction

What is the Proposal?	6
What does the Board recommend?	7
What is the required vote?	7
What happens if shareholders approve the Proposal?	8
What happens if shareholders do not approve the Proposal?	8
General Information About the Proxy Statement	9
Who is asking for my vote?	9
How is my proxy being solicited?	9
What happens to my proxy once I submit it?	10
Can I revoke my proxy after I submit it?	10
How will my shares be voted?	10
How many shares are outstanding?	11
Can shareholders submit proposals for a future shareholder meeting?	11
Why did my household only receive one copy of this Proxy	12
Statement?

Who pays for this proxy solicitation?	12
Appendix A: Security Ownership of Certain Beneficial and Record	13
Owners

INTRODUCTION

What is happening?

This proxy statement (“Proxy Statement”), the attached Notice of Special Meeting of Shareholders, and the enclosed Proxy Ballot are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Voya Credit Income Fund (“CIF” or the “Fund”) for use at a special meeting of shareholders (the “Special Meeting”) scheduled for May 19, 2026, at 1:00 p.m. (MST).

Shareholders of CIF are being asked to approve a proposal to amend the Fund’s Fundamental Investment Restriction with respect to purchasing or selling real estate or commodities. Currently, as a matter of fundamental policy, CIF may not purchase or sell real estate mortgage loans, commodities, commodity futures contracts, or oil or gas exploration or development programs; or sell short, purchase or sell straddles, spreads, or combinations thereof, or write put or call options (except that the Fund may, incidental to the purchase or ownership of an interest in a loan, or as part of a borrower reorganization, acquire or sell other assets, such as real estate and real estate mortgage loans). A fundamental investment restriction may not be changed without the approval of the holders of a “majority” of a fund’s outstanding voting securities. On January 22, 2026, the Board approved changes to the Fund’s Fundamental Investment Restriction to permit CIF to purchase, sell or hold real estate and commodities to the extent permitted by applicable law, subject to shareholder approval. Management recommended amending the fundamental investment restriction to provide CIF with flexibility to invest opportunistically in certain real estate and real estate- related investments.

Why did you send me this booklet?

This booklet includes a Proxy Statement and a Proxy Ballot for CIF, in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Special Meeting. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

Who is eligible to vote?

Shareholders holding an investment in common shares of the Fund as of the close of business on February 23, 2026 (the “Record Date”) are eligible to vote at the Special Meeting or any adjournments or postponements thereof.

How do I vote?

You may submit your Proxy Ballot in one of four ways:

•By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot.

•At the Special Meeting Over the Internet. The Special Meeting will be held entirely online. Shareholders of record as of February 23, 2026, will be able to attend and participate in the Special Meeting. To attend the Special Meeting, Shareholders must register online at http://www.proxyvote.com/voya .  Even if you plan to attend the Special Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Special Meeting. Please see the “How do I attend the virtual Special Meeting?” section below for more details regarding the logistics of the virtual format of the Special Meeting.

To be certain your vote will be counted, a properly executed Proxy Ballot must be received no later than 5:00 P.M., local time, on May 18, 2026.

Should shareholders require additional information regarding the Special Meeting, they may contact the Solicitor toll-free at 1-888-290-2487. (See “General Information” for more information on the Solicitor.)

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposal.

How do I attend the virtual Special Meeting?

There is no physical location for the Special Meeting. In order to attend the virtual Special Meeting, please visit https://www.viewproxy.com/voyafunds/ broadridgevsm/ and follow the instructions as outlined on the website. Shareholders whose shares are registered directly with the Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s Proxy Ballot to register to participate in and vote at the Special Meeting for the Fund. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than May 18, 2026. Once shareholders have obtained a new control number, they must visit the website for the Special Meeting to submit their name and newly issued control number in order to register to participate in and vote at the Special Meeting. After shareholders have submitted their registration information, they will receive an email from the Solicitor that confirms that their registration request has been received and is under review by the Solicitor. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Special Meeting, and (ii) an email with a password to enter at the event link to access the Special Meeting. Shareholders may vote before or during the Special Meeting at www.proxyvote.com/voya .  Only shareholders of the Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Special Meeting.

The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Shareholders should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Special Meeting. Shareholders should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Special Meeting.

Access to the audio webcast of the Special Meeting. The live audio webcast of the Special Meeting will begin promptly at 1:00 p.m. (MST) on May 19, 2026. If the Special Meeting is adjourned or postponed, any adjournments or postponements will also be held virtually. Online access to the audio webcast will open approximately thirty minutes prior to the start of the Special Meeting to allow time for you to log in and test the computer audio system. We encourage shareholders to access the Special Meeting prior to the start time.

Log in Instructions. To attend the Special Meeting, Shareholders must register at https://www.viewproxy.com/voyafunds/broadridgevsm/ .  Shareholders will need the event password which will be provided in their registration confirmation.

Beneficial Owners. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Special Meeting. To register you must obtain a legal proxy and a new control number.

How can I obtain more information about the Fund?

Should you have any questions about the Fund, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. A copy of the current prospectus, Statement of Additional Information (“SAI”), annual report, and semi-annual report is available, without charge, on the Internet at https://individuals.voya.com/literature or by contacting the Fund at:

Voya Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

Who are the key service providers to the Fund?

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”) serves as the investment adviser to the Fund. Voya Investment Management Co. LLC (Voya IM”) serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (the “Distributor”) serves as the distributor to the Fund.

Voya Investments, LLC

Voya Investments, an Arizona limited liability company, is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser. Voya Investments serves as the investment adviser to, and has overall responsibility for the management of, the Fund. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including, but not limited to, the following: custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services.

Voya Investments began business as an investment adviser in 1994 and currently serves as investment adviser to certain registered investment companies, consisting of open- and closed-end registered investment companies and collateralized loan obligations. Voya Investments is an indirect subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. Voya Investments’ principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

Voya Investment Management Co. LLC

Voya IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM has acted as an investment adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser. Voya IM’s principal business address is 200 Park Avenue, New York, New York 10166.

Voya Investments Distributor, LLC

The Distributor, a Delaware limited liability company, is the principal underwriter and distributor of the Fund. The Distributor is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser. The Distributor’s principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 1-800-289-9999.

THE PROPOSAL – APPROVAL OF AMENDMENT TO

FUNDAMENTAL INVESTMENT RESTRICTION

What is the Proposal?

The Investment Company Act of 1940 (the “1940 Act”) requires registered investment companies like CIF to adopt “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental.” A fundamental investment restriction may not be changed without the approval of the holders of a majority of a fund’s outstanding voting securities. The purpose of this Proposal is to ask shareholders of CIF to approve amending the Fund’s Fundamental Investment Restriction with respect to purchasing or selling real estate or commodities.

On January 22, 2026, management proposed and the Board approved changes, subject to shareholder approval, to the Fund’s Fundamental Investment Restriction to permit CIF to purchase, sell or hold real estate and commodities to the extent permitted by applicable law, subject to shareholder approval. Management believes that it would be advantageous for CIF to have this additional investment flexibility. If the Proposal is approved, the Fund expects to revise its principal investment strategies to permit the Fund to invest opportunistically in real estate and real estate-related investments, including commercial mortgage loans and mortgage derivatives, thereby enabling the Fund to pursue attractive opportunities identified by the Fund’s portfolio management team. Even if the Proposal is approved, the Fund remains subject to any applicable 1940 Act, SEC, Commodity Futures Trading Commission/commodity interest, and tax limits, and the Fund will operate within those limits even after the restriction is amended. Currently, as a matter of fundamental policy, CIF may not purchase or sell real estate mortgage loans, commodities, commodity futures contracts, or oil or gas exploration or development programs; or sell short, purchase or sell straddles, spreads or combinations thereof, or write put or call options (except that the Fund may, incidental to the purchase or ownership of an interest in a loan, or as part of a borrower reorganization, acquire or sell other assets, such as real estate and real estate mortgage loans).

The following sets forth the current fundamental investment restriction for CIF as well as the proposed fundamental investment restriction.

Current Fundamental Investment Restriction

As a matter of fundamental policy, the Fund will not:

…

5.Purchase or sell real estate mortgage loans, commodities, commodity futures contracts, or oil or gas exploration or development programs; or sell short, purchase or sell straddles, spreads, or combinations thereof, or write put or call options (except that the Fund may, incidental to the purchase or ownership of an interest in a loan, or as part of a borrower reorganization, acquire or sell other assets, such as real estate and real estate mortgage loans);

…

Proposed Fundamental Investment Restriction

As a matter of fundamental policy, the Fund:

1.may purchase, sell or hold real estate and commodities to the extent permitted by applicable law.

…

Approval of the Proposal could increase the Fund’s exposure to certain risks related to real estate and commodity investments. Investments in real estate may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, zoning changes, overbuilding, overall declines in the economy, and the management skill and creditworthiness of the company. Commodity prices can have significant volatility, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. These risks would be described in the Fund’s prospectus and SAI, which will be updated if the Proposal is approved.

What does the Board recommend?

The Board recommends that shareholders vote “FOR” the Proposal.

What is the required vote?

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of CIF, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of CIF or (ii) 67% or more of the outstanding voting securities of CIF present at the Special Meeting if more than 50% of the outstanding voting securities of CIF are present at the Special Meeting in person (virtually) or represented by proxy. All shareholders of CIF vote together as a single class.

What happens if shareholders approve the Proposal?

If approved, the changes to the Fundamental Investment Restriction will be implemented by updating the Fund’s disclosure in its registration statement. The Fund expects to file an amendment to its registration statement promptly following approval.

What happens if shareholders do not approve the Proposal?

If shareholders do not approve the Proposal, the existing fundamental investment restriction will remain in effect.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of CIF’s shareholders.

How is my proxy being solicited?

The Fund has retained Broadridge Financial Solutions, Inc. (the “Solicitor”) to assist in the solicitation of proxies. The estimated cost associated with the solicitation under this Proxy Statement is $53,000, which will be borne by the Investment Adviser (or an affiliate). As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative will explain the process, read the Proposal on the Proxy Ballot, and ask for the shareholder’s instructions on the Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will receive a confirmation by mail or email asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at 1-888-290-2487. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of the Investment Adviser or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Joanne F. Osberg and Todd Modic, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Fund a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person (virtually) may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

How will my shares be voted?

If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board. If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the Special Meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposal discussed in this Proxy Statement.

Quorum and Tabulation

Each shareholder of the Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.

Forty percent of the shares entitled to vote shall constitute a quorum at any meeting of the shareholders.

Adjournments

If a quorum is not present at the Special Meeting, if there are insufficient votes to approve the Proposal, or for any other reason deemed appropriate by your proxies, one or more adjournments of the Special Meeting may be proposed to permit additional time for the solicitation of proxies, in accordance with the organizational documents of the Fund and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstentions

If a shareholder abstains from voting, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. Whether an abstention or broker non-vote is counted as a vote against the Proposal depends on the specifics of the proposal, any relevant provision of the Fund’s organizational documents, and the relevant state law.

Abstentions, if any, will have the effect of a vote against the Proposal. Because the Proposal to be presented at the Special Meeting is non-routine, there are not expected to be any broker non-votes at the Special Meeting.

How many shares are outstanding?

The following shares of beneficial interest of CIF were outstanding as of the Record Date and entitled to vote:

Class	Shares
A	[ ]
C	[ ]
I	[ ]
W	[ ]
Total Outstanding Shares	[ ]

Shares have no preemptive or subscription rights. To the knowledge of the Investment Adviser, as of the Record Date, no current Trustee owns 1% or more of the outstanding shares of the Fund, and the officers and Trustees own, as a group, less than 1% of the shares of the Fund. Appendix A lists the persons that, as of the Record Date, owned beneficially or of record 5% or more of the outstanding shares of any class of the Fund.

Can shareholders submit proposals for a future shareholder meeting?

The Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

Why did my household only receive one copy of this Proxy Statement?

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder of record, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at (800) 992-0180. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Fund in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at (800) 992-0180.

Who pays for this proxy solicitation?

The Investment Adviser (or an affiliate) will pay expenses, including the printing, mailing, solicitation, and vote tabulation expenses, legal fees, and out-of-pocket expenses in connection with this proxy solicitation.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot.

Joanne F. Osberg

Secretary

March 13, 2026

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

APPENDIX A: SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

AND RECORD OWNERS

The following table provides information about the persons or entities who, to the knowledge of the Fund, owned beneficially or of record 5% or more of any class of the Fund’s outstanding shares as of the Record Date.

Name and Address of	Percent of Class of	Percentage of Fund
Shareholder	Shares and Type of
Ownership
[ ]

VOYA-CIF-PRX-0313

7337 EAST DOUBLETREE RANCH ROAD SUITE 100

SCOTTSDALE, ARIZONA 85258-2034

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

SCAN TO w

VIEW MATERIALS &VOTE

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the online directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 19, 2026.

V83711-S31631	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

1.To approve changes to Voya Credit Income Fund's Fundamental Investment Restriction with respect to purchasing or selling real estate or commodities (the “Proposal”).

2.To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

To avoid the added cost of follow-up solicitations and possible adjournments, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

Please vote, date and sign this Proxy Ballot and return it promptly in the enclosed envelope.

This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

For Against Abstain

☐    ☐    ☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on May 19, 2026

The Proxy Statement and Notice of Special Meeting of Shareholders are available at: www.proxyvote.com/voya

V83712-S31631

VOYA CREDIT INCOME FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Joanne F. Osberg and Todd Modic, or any one or all of them, proxies, with full power of substitution, to vote all shares of the Fund referenced above, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually on May 19, 2026 at 1:00 p.m. MST, and at any adjournment(s) or postponement(s) thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting. To register to attend the Virtual Shareholder Meeting visit the website: https://www.viewproxy.com/voyafunds/broadridgevsm/.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.